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                                                                  Exhibit No. 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-06366) of Moore Corporation Limited of our report dated June 22, 2001 relating to the financial statements of the Moore North America, Inc. Savings Plan, which appears in this Form 11-K.



PricewaterhouseCoopers LLP
Chicago, Illinois
June 28, 2001













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